For additional information, contact:
Tracie Youngblood
EVP & Chief Financial Officer
(229) 426-6000 (Ext 6003)

COLONY BANKCORP COMPLETES PREVIOUSLY ANNOUNCED ACQUISITIONS
OF SOUTHCREST FINANCIAL GROUP AND THE BARNES AGENCY

FITZGERALD, GA. (August 2, 2021) – Colony Bankcorp, Inc. (Nasdaq: CBAN) (“Colony” or the “Company”) today announced that it has completed the acquisition of SouthCrest Financial Group, Inc. ("SouthCrest"), the holding company for SouthCrest Bank, N.A. SouthCrest adds over $700 million in assets through its nine-branch network, creating the largest community bank, and fourth largest bank, in Georgia with assets of approximately $2.4 billion. Additionally, the Company announced it has completed the acquisition of The Barnes Agency, an Allstate appointed consumer property and casualty insurance agency in Macon, GA and has created a subsidiary to operate the Allstate agency under the name Colony Insurance.

Upon consummation of the SouthCrest merger and in accordance with the terms of the SouthCrest Agreement and Plan of Merger, each share of SouthCrest common and preferred stock was converted into the right to receive either $10.45 in cash or 0.7318 shares of Colony's common stock, subject to customary proration and allocation procedures such that approximately 27.5% of SouthCrest shares were converted to cash consideration and the remaining 72.5% of SouthCrest shares were converted to Colony common stock. Based on Colony’s closing stock price of $17.90 per share as of July 30, 2021, the value of the merger consideration is estimated to be $96 million.

Commenting on the announcement, Heath Fountain, President and Chief Executive Officer, said, “The acquisition of SouthCrest is a significant milestone in the growth trajectory of Colony Bank. It expands us into attractive new markets, enhances our scale, and provides significant revenue growth opportunities. We welcome the SouthCrest team and look forward to working together to exceed our customers’ expectations as well as deliver enhanced value to our shareholders.”

Fountain continued, “We also look forward to leveraging the strengths of The Barnes Agency to grow Colony Insurance by providing outstanding consumer insurance solutions to our customers. This acquisition is right in line with our strategic plan to grow our non-interest income, further diversifying our revenue streams.”

About Colony Bankcorp

Colony Bankcorp, Inc. is the bank holding company for Colony Bank. Founded in 1975 and headquartered in Fitzgerald, Georgia, Colony operates 39 locations throughout Georgia. The Homebuilder Finance Division helps the local construction industry with building and construction loans, and the Small Business Specialty Lending Division assists small businesses with government guaranteed loans. The Bank also helps its customers achieve their goal of home ownership through Colony Bank Mortgage and provides consumer insurance solutions through Colony Insurance. Colony’s common stock is traded on the NASDAQ Global Select Market under the symbol “CBAN.” For more information, please visit www.colony.bank. You can also follow the Company on Facebook or on Twitter @colony_bank.

Forward-Looking Statements

Certain statements contained in this press release that are not statements of historical fact constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, certain statements may be contained in the Company’s future filings with the SEC, in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Examples of forward-looking statements include, but are not limited to: (i) projections and/or expectations of revenues, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statement of plans and objectives of Colony Bankcorp, Inc. or its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; (iv) statements regarding growth strategy, capital management, liquidity and funding, and future profitability; (v) statements regarding the potential effects of the COVID-19 pandemic on the Company’s business and financial results and conditions; (vi) statements relating to the timing, benefits, costs, and synergies of the acquisition of SouthCrest (the “Merger”) and the Barnes Agency (“Barnes”); and (vii) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: the impact of the COVID-19 pandemic on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; potential increases in the provision for loan losses resulting from the COVID-19 pandemic; the Company’s ability to implement its various strategic and growth initiatives; competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; interest rate risk; legislation or regulatory changes which adversely affect the ability of the consolidated Company to conduct business combinations or new operations, including changes to statutes, regulations or regulatory policies or practices as a result of, or in response to COVID-19; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic; the risk that the cost savings and any revenue synergies from the Merger and the acquisition of Barnes may not be realized or take longer than anticipated; the risk of successful integration of SouthCrest’s and Barnes’ businesses into the Company; the reaction of each of the Company’s, SouthCrest’s and Barnes’ customers, suppliers, employees or other business partners to the Merger and the Barnes acquisition; the risk that the integration of SouthCrest’s operations into the operations of the Company will be materially delayed or will be more costly or difficult than expected; the timing and achievement of expected cost reductions following the Merger; the timing and achievement of the recovery of the reduction of tangible book value resulting from the Merger; the risks associated with the Company’s pursuit of future acquisitions; and general competitive, economic, political and market conditions. These and other factors, risks and uncertainties could cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict.

Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements.

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